BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”)

Supplement dated April 1, 2025

to the Prospectus dated October 28, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Tucker Brown has been added as a portfolio manager of the portion of the assets of the Large Cap Growth Fund managed by Sustainable Growth Advisers, LP (“SGA’s Allocated Portion of the Large Cap Growth Fund”). Robert L. Rohn, Kishore Rao and Hrishikesh (HK) Gupta continue to serve as portfolio managers of SGA’s Allocated Portion of the Large Cap Growth Fund.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.

The table entitled “SGA” in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund” is hereby replaced with the following:

SGA

Portfolio Managers	Position with SGA	Length of Service to the Fund
Robert L. Rohn	Portfolio Manager/Analyst	Since Inception
Kishore Rao	Portfolio Manager/Analyst	Since December 2019
Hrishikesh (HK) Gupta	Portfolio Manager/Analyst	Since July 2022
Tucker Brown	Portfolio Manager/Analyst	Since April 2025

2.

The sub-section entitled “Sub-advisers and Portfolio Managers – Large Cap Growth Fund – SGA – Portfolio Managers” under the section entitled “Management of the Funds” is hereby replaced with the following:

Portfolio Managers:

Robert L. Rohn has been a portfolio manager of the Large Cap Growth Fund since its inception. Kishore Rao has been a portfolio manager of the Large Cap Growth Fund since December 2019. Hrishikesh (HK) Gupta has been a portfolio manager of the Large Cap Growth Fund since July 2022. Tucker Brown has been a portfolio manager of the Large Cap Growth Fund since April 2025.

Mr. Rohn is a principal and portfolio manager of SGA. He is also a member of the Investment Committee and co-founder of the firm. Prior to founding SGA in 2003, Mr. Rohn managed over $1 billion of large capitalization, high-quality growth stock portfolios at W.P. Stewart & Co. During his 12-year tenure with W.P. Stewart, he was an analyst and portfolio manager, held the positions of chairman of the board and chief executive officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as chairman of the firm’s management committee. From 1988 through 1991, Mr. Rohn was with Yeager, Wood & Marshall, where he served as vice president and a member of the Investment Policy Committee, with responsibilities in equity analysis and portfolio management. He began his career in 1983 at Morgan Guarantee Trust Company, where he was an officer of the bank in Corporate Finance.

Mr. Rao is a principal and portfolio manager of SGA. He is also a member of the Investment Committee. Prior to joining SGA in 2004, Mr. Rao was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He had been Founder and General Manager of the Street Events division of CCBN, which was a Trident Capital portfolio company before it was sold to Thomson Reuters. Previously, Mr. Rao was an investment analyst at Tiger Management following healthcare services and software companies and an analyst at Wellington Management following semiconductor equipment.

Mr. Gupta is a principal and portfolio manager at SGA. He is also a member of the Investment Committee. Prior to joining SGA in 2014, Mr. Gupta was a senior analyst at MDR Capital Management (“MDR”) and an associate managing director at Iridian Asset Management (“Iridian”). Mr. Gupta followed the Technology, Telecommunications, Industrials, Basic Commodity and Refiners sectors while at MDR and Iridian. He also worked as an investment banking associate at Bank of America Merrill Lynch, and advised industrials and financials’ clients on private placements and mergers and acquisitions. Prior to beginning his career in the investment industry, Mr. Gupta was a product and program manager at Amazon.com and, as part of their strategic executive division, led the launch of Amazon’s Japanese and German merchant platforms.

Mr. Brown is a principal and portfolio manager of SGA. He is also a member of the Investment Committee. Prior to joining SGA in 2006, Mr. Brown was a Vice President in the Equity Research Department of Goldman Sachs, where he served as a member of the firm’s U.S. packaged food research team. Previously, Mr. Brown worked in the Investment Banking Division of Goldman Sachs, focused on M&A and corporate finance advisory for clients in retail, technology and industrial sectors. Mr. Brown began his career as a fund accountant and custody manager at Brown Brothers Harriman & Co.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”)

Supplement dated April 1, 2025

to the Statement of Additional Information (the “SAI”)

dated October 28, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective immediately, Tucker Brown has been added as a portfolio manager of the portion of the assets of the Large Cap Growth Fund managed by Sustainable Growth Advisers, LP (“SGA’s Allocated Portion of the Large Cap Growth Fund”). Robert L. Rohn, Kishore Rao and Hrishikesh (HK) Gupta continue to serve as portfolio managers of SGA’s Allocated Portion of the Large Cap Growth Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Large Cap Growth Fund – Sustainable Growth Advisers, LP (“SGA”)” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected below. Information is shown as of June 30, 2024, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts
Robert L Rohn	10	$13.18 billion	30	$10.06 billion	55	$3.20 billion
Hrishikesh (HK) Gupta	10	$13.18 billion	30	$10.06 billion	55	$3.20 billion
Kishore Rao	11	$13.71 billion	33	$10.31 billion	57	$3.22 billion
Tucker Brown*	1	$372 million	3	$202 million	4	$29 million

Accounts Subject to Performance Fees
Robert L Rohn	0	$0	0	$0	0	$0
Hrishikesh (HK) Gupta	0	$0	0	$0	0	$0
Kishore Rao	0	$0	0	$0	0	$0
Tucker Brown*	0	$0	0	$0	0	$0

* As of December 31, 2024.

As of June 30, 2024, for Messrs. Rohn, Gupta and Rao and as of December 31, 2024, for Mr. Brown, the above-listed portfolio managers did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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